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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors


The Board of Directors
IMPATH Inc.:

We consent to the use of our reports incorporated herein by reference.


                                                KPMG Peat Marwick LLP

Short Hills, New Jersey
March 11, 1998